UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2026
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Arcus Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38419	47-3898435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3928 Point Eden Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 694-6200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

STAR-121 Update.

On April 20, 2026, Arcus Biosciences, Inc. (the “Company”) announced the discontinuation of the Phase 3 STAR-121 study, which is being conducted in collaboration with Gilead Sciences, Inc. (“Gilead”), due to futility. STAR-121 evaluated the anti-TIGIT antibody domvanalimab plus anti-PD-1 antibody zimberelimab and chemotherapy versus pembrolizumab plus chemotherapy as a first-line treatment for metastatic non-small cell lung cancer. The decision is based on the recommendation from the Independent Data Monitoring Committee (“IDMC”), following its review of data from a pre-planned futility analysis. Safety was not assessed at this futility analysis; however, no new safety issues have been identified during regular reviews by the IDMC.

The STAR-121 study also evaluated zimberelimab and chemotherapy as an exploratory endpoint. Zimberelimab plus chemotherapy performed consistently with respect to overall survival as compared to pembrolizumab plus chemotherapy.

STAR-121, along with the Phase 2 EDGE-Lung study, will be discontinued. Gilead is communicating with investigators to determine appropriate next steps for patients in these studies.

Gilead Collaboration Update.

On April 20, 2026, the Company announced that the period for Gilead’s option rights under the Option, License and Collaboration Agreement entered into between the Company and Gilead in 2020, as amended, will end on July 14, 2026, following Gilead’s decision to not make the option continuation payment to the Company. Accordingly, Gilead will not have option rights to additional programs in the Company’s early-stage pipeline, including the CCR6, CD89 and CD40L programs, but will maintain its existing time-limited options to programs including AB801 (an investigational small molecule AXL inhibitor), AB598 (an investigational anti-CD39 monoclonal antibody), AB102 (an investigational MRGPRX2 antagonist), and an investigational TNF small molecule inhibitor.

The Company has full rights to casdatifan and the casdatifan development program, other than those rights licensed to Taiho in Japan and certain other Asian territories (not including China).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: April 20, 2026	By:	/s/ Terry Rosen, Ph. D.
Terry Rosen, Ph.D.
Chief Executive Officer (Principal Executive Officer)